UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        December 14, 2004 (December 9, 2004)
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satiify the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act CFR 230.425)

[ ] Soliciting material pursuant to Rule 17a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 9, 2004, the Board of Directors of Applebee's International, Inc. (the "Company") appointed David L. Goebel, 53, to the position of President, effective January 1, 2005. Mr. Goebel will continue to serve as Chief Operating Officer. On December 14, 2004, the Company issued a press release announcing Mr. Goebel's appointment to the position of President. The press release is attached hereto as Exhibit 99.1.

     Mr. Goebel was initially employed by the Company in February 2001 as Senior Vice President of Franchise Operations. He was promoted to the position of Executive Vice President of Operations in December 2002. In January 2004, Mr. Goebel was promoted to Chief Operating Officer. Prior to joining the Company, Mr. Goebel headed a management company that provided consulting and strategic planning services to various businesses from April 1998 to February 2001. Prior to 1998, he was a franchise principal with an early developer group of the Boston Market concept. Mr. Goebel's business experience also includes positions as Vice President of Business Development for Rent-a-Center (a subsidiary of Thorn, EMI) and Vice President of Operations for Ground Round restaurants.

     Lloyd L. Hill, who served as the Company's President since December 1994, will remain with the Company as Chief Executive Officer and Chairman of the Board.

Item 9.01.  Financial Statements and Exhibits.

     (c) EXHIBITS. The following exhibit is filed herewith:

            99.1 Press release of Applebee's International, Inc., dated December 14, 2004.


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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 14, 2004

                                            APPLEBEE'S INTERNATIONAL, INC.

                                     By:      /s/ Steven K. Lumpkin
                                            -----------------------------------
                                            Steven K. Lumpkin
                                            Executive Vice President and
                                            Chief Financial Officer


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


                                  Exhibit Index

Exhibit
Number           Description
--------         ---------------------------------------------------------------
99.1             Press release of Applebee's International, Inc., dated December
                 14, 2004.



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